UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 7, 2006

____________________

Calibre Energy, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-50830	88-0343804
(Commission File Number)	(I.R.S. Employer Identification No.)
1667 K St., NW, Ste. 1230

Washington, DC	20006
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 223-4401

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

(a)   Dismissal of independent registered public accounting firm

Effective April 7, 2006, the Board of Directors of Calibre Energy, Inc (the “Company”), a Nevada corporation, determined to change the Company’s independent accountants and dismissed Jones Simkins, PC as the Company’s independent registered public accounting firm. The Audit Committee of the Board of Directors and the Board of Directors of the Company approved the decision to change independent auditors. Jones Simkins PC had served as the Company’s Independent Registered Public Accountant since June 1, 2001 and audited the Company’s financial statements for the period June 1, 2001 through December 31, 2005.

During the Company’s two most recent fiscal years, ending December 31, 2004 and 2005, (i) there were no disagreements between the Company and Jones Simkins on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Jones Simkins would have caused Jones Simkins to make reference to the matter in its reports on the Company's financial statements, and (ii) Jones Simkins's report on the Company's financial statements did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles with the exception of the following “going concern” qualification:

“As of December 31, 2005, the Company's revenue generating activities are not in place, and the Company has incurred losses since inception. These factors raise substantial doubt about the Company's ability to continue as a going concern.”

“Management intends to seek additional funding through business ventures. There can be no assurance that such funds will be available to the Company or available on terms acceptable to the Company. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.”

The Company provided Jones Simkins with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that Jones Simkins furnish a letter addressed to the SEC stating whether or not Jones Simkins agrees with the statements noted above. A copy of the letter, dated April 7, 2006, from Jones Simkins is attached hereto as an exhibit.

During the two most recent fiscal years ending December 31, 2004 and 2005 there have been no reportable events as set forth in Item 304(a)(1)(v) of Regulation S-K.

(b)   New independent registered public accounting firm

On April 4, 2006, the Audit Committee of the Company recommended the engagement of Malone & Bailey, CP as the Registrant’s independent registered public accounting firm. The Board of Directors of Calibre Energy appointed Malone & Bailey as the Company’s Independent Registered Public Accountant effective April 7, 2006. Prior to such date, the Company did not consult with Malone & Bailey, CP regarding (i) the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the Company’s financial statements or any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d)   Exhibit 99.1

The following exhibits are to be filed as part of this 8-K:

Exhibit No.	Description

99.1	Letter from Jones Simkins April 7, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIBRE ENERGY, INC.

Date: April 7, 2006	By:	/s/ Prentis B. Tomlinson, Jr.
Name: Prentis B. Tomlinson, Jr., President

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